                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to 14a-11(c) or 14a-12

                         The Czech Republic Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

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

                         THE CZECH REPUBLIC FUND, INC.
                 OPPENHEIMER TOWER, ONE WORLD FINANCIAL CENTER,
                  200 LIBERTY STREET, NEW YORK, NEW YORK 10281

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                                                OCTOBER 30, 1995

To the Stockholders:

     The Annual Meeting of Stockholders of The Czech Republic Fund, Inc. (the "Fund") will be held at Oppenheimer Tower, One World Financial Center, 200 Liberty Street, New York, New York on the 40th floor, on Friday, December 15, 1995, at 10:00 a.m., for the purposes of considering and voting upon:

          1. The election of directors (Proposal 1).

          2. The ratification of the selection of Price Waterhouse LLP as the independent accountants of the Fund for the year ending August 31, 1996 (Proposal 2).

          3. Any other business that may properly come before the meeting.

     The close of business on Monday, October 16, 1995 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                         By Order of the Board of Directors,
                                         Robert I. Kleinberg
                                         Secretary

TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                             REGISTRATION
           -------------------------------------------------
                          CORPORATE ACCOUNTS                          VALID SIGNATURE
           -------------------------------------------------   -----------------------------
           (1) ABC Corp. ...................................   ABC Corp.
           (2) ABC Corp. ...................................   John Doe, Treasurer
           (3) ABC Corp. ...................................   John Doe
                          c/o John Doe, Treasurer
           (4) ABC Corp. Profit Sharing Plan................   John Doe, Trustee

           TRUST ACCOUNTS
           -------------------------------------------------
           (1) ABC Trust....................................   Jane B. Doe, Trustee
           (2) Jane B. Doe, Trustee.........................   Jane B. Doe
                          u/t/d/ 12/28/78

           CUSTODIAL OR ESTATE ACCOUNTS
           -------------------------------------------------
           (1) John B. Smith, Cust..........................   John B. Smith
                          f/b/o John B. Smith, Jr. UGMA
           (2) John B. Smith................................   John B. Smith, Jr., Executor

                         THE CZECH REPUBLIC FUND, INC.
                 OPPENHEIMER TOWER, ONE WORLD FINANCIAL CENTER,
                  200 LIBERTY STREET, NEW YORK, NEW YORK 10281

                            ------------------------

                                PROXY STATEMENT

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of The Czech Republic Fund, Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund (the "Annual Meeting") to be held at Oppenheimer Tower, One World Financial Center, 200 Liberty Street, New York, New York on the 40th floor, on Friday, December 15, 1995 at 10:00 a.m. (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about October 30, 1995. The Fund's annual report containing financial statements for the fiscal year ended August 31, 1995 is being mailed concurrently with this proxy statement. Stockholders who execute proxies retain the right to revoke them in person at the Annual Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of directors and FOR proposal 2. The close of business on October 16, 1995 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 4,407,134 shares of Common Stock outstanding.

     In the event that a quorum is not present at the Annual Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of Common Stock of the Fund entitled to vote at the Annual Meeting.

     Advantage Advisers, Inc. ("Advantage"), whose principal business address is Oppenheimer Tower, One World Financial Center, 200 Liberty Street, New York, New York 10281, is the Fund's investment manager. Quest for Value Advisors ("Quest"), whose principal business address is Oppenheimer Tower,

One World Financial Center, 200 Liberty Street, New York, New York, 10281, is the Fund's investment adviser. BAI Fondsberatung GmbH ("BAI"), whose principal address is Burgring 3, 1010 Vienna, Austria, is the Fund's regional adviser.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     The Fund's Charter provides that, beginning with this initial Annual Meeting of Stockholders of the Fund, the Fund's Board of Directors shall be divided into three classes: Class I, Class II and Class III. The initial terms of office of the classes of directors elected at this Annual Meeting shall expire at the Annual Meeting of Stockholders in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class I, 1996; Class II, 1997; Class III, 1998. At each subsequent annual election, directors chosen to succeed those whose terms are expiring will be identified as being of that same class and will be elected for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to vote) FOR the election of the nominees named below. All of the nominees are currently members of the Board of Directors of the Fund. All of the nominees have served as directors of the Fund since commencement of investment operations on September 30, 1994, except for Ms. Luers who was elected to the Board of Directors on November 28, 1994. Each nominee has indicated that he or she will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

     The following table provides information concerning each nominee for election as a director:

                                                                                           COMMON STOCK
                                                                                           BENEFICIALLY
                                                                                          OWNED, DIRECTLY
                                                                                         OR INDIRECTLY, ON
                                                                                         OCTOBER 16, 1995
                                                                     DIRECTOR           -------------------
    NOMINEES AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS      SINCE     AGE         SHARES(A)
   ---------------------------------------------------------------   ---------   ----   -------------------
   NOMINEES TO SERVE UNTIL 1996 ANNUAL MEETING OF STOCKHOLDERS
   Leslie H. Gelb, Member of Audit Committee; President, The           1994       58              --
        Council on Foreign Relations; formerly, Columnist, Deputy
        Editorial Page Editor and Editor, Op-Ed Page, The New York
        Times.
   Wendy W. Luers, Member of Audit Committee; President, The           1994       55             400
        Foundation for a Civil Society (a non-profit foundation
        which sponsors various organizations and programs in the
        Czech and Slovak Republics).
   NOMINEES TO SERVE UNTIL 1997 ANNUAL MEETING OF STOCKHOLDERS
   Robert I. Kleinberg*, President and Secretary; Executive Vice       1994       58           1,000
        President, Secretary and General Counsel of Oppenheimer &
        Co., Inc.; Director and Secretary of Advantage Advisers,
        Inc.
   Luis Rubio, Member of Audit Committee; President, Centro de         1994       40              --
        Investigacion Para el Desarrollo, A.C. (Center of Research
        for Development); formerly, Director, Banco Nacional de
        Mexico S.A.
   NOMINEES TO SERVE UNTIL 1998 ANNUAL MEETING OF STOCKHOLDERS
   Alan H. Rappaport*, Chairman; Executive Vice President,             1994       42           1,000
        Oppenheimer & Co., Inc.; Director and President, Advantage
        Advisers, Inc.
   Paul Belica, Chairman of Audit Committee; Director, Deck House,     1994       74              --
        Inc.; formerly, Director, Senior Vice President and
        Managing Director, Smith Barney, Harris Upham & Co.

-------------

    * "Interested person" as defined in the Investment Company Act of 1940 (the "1940 Act") because of a relationship with Advantage, the Fund's investment manager.

    (A) The holdings of no nominee represented more than 1% of the outstanding shares of the Fund. Each nominee has sole voting and investment power with respect to the listed shares.

     Each of Messrs. Gelb, Kleinberg, Rubio and Rappaport serves as a director of certain other U.S. registered investment companies, as described below. Mr. Kleinberg is the director of one other registered investment company advised by both Advantage and Quest. Messrs. Rappaport and Gelb are directors of two registered investment companies advised by both Advantage and Barclays de Zoete Wedd Investment Management Inc. and four registered investment companies advised by both Advantage and Salomon Brothers Asset Management Inc. Messrs. Rappaport and Rubio are directors of one other registered investment company advised by Advantage.

     At October 16, 1995, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund. No person owned of record, or to the knowledge of management owned beneficially, more than 5% of the Fund's outstanding shares at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 4,186,931 shares, equal to 95% of the outstanding shares of the Fund.

     The executive officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Messrs. Rappaport and Kleinberg, the present executive officers of the Fund are:

                                              OFFICER
        NAME              OFFICE      AGE      SINCE
--------------------    ----------    ----    --------
Dennis E. Feeney        Treasurer      43       1994

     Mr. Feeney is also Chief Financial Officer of Oppenheimer & Co., Inc.

     The Fund's Audit Committee is composed of Messrs. Belica, Gelb and Rubio and Ms. Luers. The principal functions of the Audit Committee are to recommend to the Board the appointment of the Fund's independent accountants, to review with the independent accountants the scope and anticipated cost of their audit and to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee did not meet during the year ended August 31, 1995. The Fund has no nominating or compensation committees.

     During the fiscal year ended August 31, 1995, the Board of Directors met five times. Each director attended at least 75% of the meetings of the Board for which he or she was eligible.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Annual Meeting information regarding compensation paid to directors by the Fund as well as by the various other investment companies advised by Advantage and/or Quest. The following table provides information concerning the approximate compensation paid during the year ended August 31, 1995 to each nominee for election as a director of the Fund. Please note that the Fund does not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the year ended August 31, 1995 by the Fund to Messrs. Rappaport and Kleinberg, who as employees of Advantage and Oppenheimer & Co., Inc. are interested persons as defined under the 1940 Act.

                                                TOTAL COMPENSATION      TOTAL COMPENSATION
                                AGGREGATE        FROM OTHER FUNDS        FROM OTHER FUNDS      TOTAL COMPENSATION
                               COMPENSATION        CO-ADVISED BY            ADVISED BY          FROM OTHER FUNDS
       NAME OF NOMINEE          FROM FUND       ADVANTAGE AND QUEST         ADVANTAGE           ADVISED BY QUEST
  -------------------------    ------------     -------------------     ------------------     ------------------
                                                 DIRECTORSHIPS (A)      DIRECTORSHIPS (A)      DIRECTORSHIPS (A)
  Leslie H. Gelb...........       $6,650                $ 0                 $24,148(6)                 $0
  Wendy W. Luers...........        4,600                  0                          0                  0
  Luis Rubio...............        6,750                  0                   9,500(1)                  0
  Paul Belica..............        6,750                  0                          0                  0



                             TOTAL COMPENSATION
                             ------------------
       NAME OF NOMINEE       DIRECTORSHIPS (A)
  -------------------------
  Leslie H. Gelb...........      $30,798(7)
  Wendy W. Luers...........        4,600(1)
  Luis Rubio...............       16,250(2)
  Paul Belica..............        6,750(1)

-------------

    (A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten percent of the

Fund's Common Stock, Advantage, Quest, BAI, and their respective directors and officers to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements during the fiscal period ended August 31, 1995, except that the Form 3 -- Initial Statement of Beneficial Ownership of Securities for certain affiliates of BAI were inadvertently not timely filed.

REQUIRED VOTE

     Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

        PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Fund has selected Price Waterhouse LLP as independent accountants of the Fund for the year ending August 31, 1996. The appointment of independent accountants is approved annually by the Board of Directors and is subsequently submitted to the stockholders for ratification. The Fund has been advised by Price Waterhouse LLP that at August 31, 1995 neither the firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of Price Waterhouse LLP will be at the Annual Meeting to answer questions concerning the audit of the Fund's financial statements and will have an opportunity to make a statement if he or she chooses to do so.

     THE DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.

REQUIRED VOTE

     Ratification of the selection of Price Waterhouse LLP as independent accountants of the Fund requires the affirmative vote of the holders of a majority of the votes cast by holders of shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of this proposal, abstentions and broker non-votes will not be considered votes cast for the foregoing purpose.

                             ADDITIONAL INFORMATION

     Oppenheimer & Co., Inc. ("OpCo") serves as the Fund's administrator. The address of OpCo is Oppenheimer Tower, One World Financial Center, 200 Liberty Street, New York, New York 10281. OpCo subcontracts certain of its responsibilities to PFPC Inc. The address of PFPC Inc. is 400 Bellevue Parkway, Wilmington, Delaware 19809.

                                 OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Annual Meeting. If any other matter properly comes before the Annual Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 1996 must be received by the Fund for inclusion in Fund's proxy statement and proxy relating to that meeting no later than June 30, 1996.

                         EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of Advantage, Quest and BAI or their respective affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. Corporate Investor Communications, Inc. has been retained to assist in the solicitation of proxies at a fee to be paid by the Fund and estimated at $3,000, plus disbursements.

October 30, 1995

/ X /  PLEASE MARK VOTES
       AS IN THIS EXAMPLE
                                                                                                                With-     For All
                                                                                                      For       hold      Except
         THE CZECH REPUBLIC FUND, INC.                       1.  Election of Directors              /   /      /   /      /   /

       THE BOARD OF DIRECTORS UNANIMOUSLY                                 Class I to serve until 1996 Annual Meeting:
       RECOMMENDS A VOTE "FOR" PROPOSALS 1                                     Leslie H. Gelb, Wendy W. Luers
       (including all nominees for Director)                              Class II to serve until 1997 Annual Meeting:
       AND 2.                                                                  Robert I. Kleinberg, Luis Rubio
                                                                          Class III to serve until 1998 Annual Meeting:
                                                                               Alan H. Rappaport, Paul Belica

                                                                 (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and strike a line through that nominee's name).
                                                                                                      For     Against    Abstain
                                                             2.  The ratification of the selection  /   /      /   /      /   /
                                                                 of Price Waterhouse LLP as the
                                                                 independent accountants of the
                                                                 Fund for the year ended
                                                                 August 31, 1996.

                                                             3.  Any other business that may properly come before the meeting.

                                                             4.  I will be attending the meeting.                         /   /

  Please be sure to sign and date this Proxy.   Date -------     Mark box at right if comments or address change have
                                                                 been noted on the reverse side of this card.             /   /

                                                                                RECORD DATE SHARES:
------------------------------------------------------------
  Stockholder sign here               Co-owner sign here

                        THE CZECH REPUBLIC FUND, INC.

              ANNUAL MEETING OF STOCKHOLDERS - DECEMBER 15, 1995
              This Proxy is Solicited on Behalf of the Directors

     The undersigned hereby appoints Robert A. Blum and Charles J. DeMarco, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at Oppenheimer Tower, One World Financial Center, New York, New York 10281 on Friday, December 15, 1995, at 10:00 a.m., and at any adjournments thereof, and to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated October 30, 1995 and upon all other matters properly coming before said Meeting.

     Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 (including all nominees for Director) and 2. Please refer to the Proxy Statement for a discussion of the Proposals.


 Please Sign, Date and Return the Proxy Promptly Using the Enclosed Envelope


Note: Please sign exactly as your name appears on the Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

__________________________________          ____________________________________

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